                                                                      Exhibit 24


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Frank F. Frankowski and Kenneth G. Lawrence and each or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any registration statement relating to any offering made pursuant to this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                 Signature                              Date                                      Title
--------------------------------------------        ------------          ----------------------------------------------------

          /s/ Kenneth G. Lawrence                   July 31, 2002                       President and Director,
--------------------------------------------                                              PECO Energy Company
            Kenneth G. Lawrence


          /s/ Frank F. Frankowski                   July 31, 2002          Vice President, Finance and Chief Financial Officer,
--------------------------------------------                                               PECO Energy Company
            Frank F. Frankowski


              /s/ John W. Rowe                      July 31, 2002                                 Director
--------------------------------------------
                John W. Rowe


           /s/ Pamela B. Strobel                    July 31, 2002                                 Director
--------------------------------------------
             Pamela B. Strobel


           /s/ Ruth Ann M. Gillis                   July 31, 2002                                 Director
--------------------------------------------
             Ruth Ann M. Gillis


             /s/ Frank M. Clark                     July 31, 2002                                 Director
--------------------------------------------
               Frank M. Clark